1 US-DOCS\142549321.3 Exhibit 10.1 INTUITIVE MACHINES, INC. AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM Eligible Directors (as defined below) on the board of directors (the “Board”) of Intuitive Machines, Inc. (the “Company”) shall be eligible to receive cash and equity compensation as set forth in this Amended and Restated Non-Employee Director Compensation Program (this “Program”). The cash and equity compensation described in this Program shall be paid or be made, as applicable, automatically as set forth herein and without further action of the Board, to each member of the Board who is not an employee of the Company or any of its parents, affiliates or subsidiaries (each, an “Eligible Director”), unless such Eligible Director declines the receipt of such cash or equity compensation by written notice to the Company. This Program shall become effective upon the Effective Date (as defined below), and shall remain in effect until it is revised or rescinded by further action of the Board. This Program may be amended, modified or terminated by the Board at any time in its sole discretion. No Eligible Director shall have any rights hereunder, except with respect to equity awards granted pursuant to Section 2 of this Program. For purposes of this Program, the “Effective Date” shall mean the date on which it is approved by the Board. 1.Cash Compensation. a. Annual Retainers. Each Eligible Director shall be eligible to receive an annual cash retainer of $60,000 for service on the Board. The Chairperson who is not an Eligible Director shall receive an annual cash retainer of $110,000. b. Additional Annual Retainers. An Eligible Director shall be eligible to receive the following additional annual retainers, as applicable: (i) Audit Committee. An Eligible Director serving as Chairperson of the Audit Committee shall be eligible to receive an additional annual retainer of $20,000 for such service. An Eligible Director serving as a member of the Audit Committee (other than the Chairperson) shall be eligible to receive an additional annual retainer of $10,000 for such service. (ii) Compensation Committee. An Eligible Director serving as Chairperson of the Compensation Committee shall be eligible to receive an additional annual retainer of $15,000 for such service. An Eligible Director serving as a member of the Compensation Committee (other than the Chairperson) shall be eligible to receive an additional annual retainer of $7,500 for such service.

2 US-DOCS\142549321.3 (iii) Nominating and Corporate Governance Committee. An Eligible Director serving as Chairperson of the Nominating and Corporate Governance Committee shall be eligible to receive an additional annual retainer of $15,000 for such service. An Eligible Director serving as a member of the Nominating and Corporate Governance Committee (other than the Chairperson) shall be eligible to receive an additional annual retainer of $7,500 for such service. (iv) Conflicts Committee. An Eligible Director serving as Chairperson of the Conflicts Committee shall be eligible to receive an additional annual retainer of $15,000 for such service. An Eligible Director serving as a member of the Conflicts Committee (other than the Chairperson) shall be eligible to receive an additional annual retainer of $7,500 for such service. c. Payment of Retainers. The annual cash retainers described in Sections 1(a) and 1(b) shall be earned on a quarterly basis based on a calendar quarter and shall be paid by the Company in arrears not later than 30 days following the end of each calendar quarter. In the event an Eligible Director does not serve as a director, or in the applicable positions described in Section 1(b), for an entire calendar quarter, the retainer paid to such Eligible Director shall be prorated for the portion of such calendar quarter actually served as a director, or in such position, as applicable. 2.Equity Compensation. a. General. Eligible Directors shall be granted the equity awards described below. The awards described below shall be granted under and shall be subject to the terms and provisions of the Company’s 2023 Long Term Omnibus Incentive Plan or any other applicable Company equity incentive plan then-maintained by the Company (such plan, as may be amended from time to time, the “Equity Plan”) and may be granted subject to the execution and delivery of award agreements, including attached exhibits, in substantially the forms approved by the Board prior to or in connection with such grants. All applicable terms of the Equity Plan apply to this Program as if fully set forth herein, and all grants of equity awards hereby are subject in all respects to the terms of the Equity Plan. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Equity Plan. b. June 2023 Awards. Each Eligible Director who is serving on the Board as of the first Board meeting in June 2023 shall be granted a Restricted Stock Unit award with a value of $155,000 (the “June 2023 Award”). The number of Restricted Stock Units subject to each June 2023 Award will be determined by dividing the value by the closing price for the Company’s Class A common stock on the grant date. Each June 2023 Award shall vest in full on the earlier to occur of (i) the one-year anniversary of the grant date and (ii) the date of the next Annual Meeting following the grant date, subject to continued service through the applicable vesting date. c. Initial Awards. Each Eligible Director who is initially elected or appointed to serve on the Board after the June 2023 Award has been granted automatically shall be granted a Restricted Stock Unit award (the “Initial Equity Award”). The number of Restricted Stock Units subject to an Initial Equity Award will be determined by dividing the Pro-Rated Value by the closing price for the Company’s Class A

3 US-DOCS\142549321.3 common stock on the applicable grant date. The Initial Equity Award shall be granted on the date on which such Eligible Director is appointed or elected to serve on the Board, and shall vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next Annual Meeting following the grant date, subject to such Eligible Director’s continued service through the applicable vesting date. The “Pro-Rated Value” shall equal $200,000, multiplied by a fraction, (i) the numerator of which is the difference between 365 and the number of days from the immediately preceding Annual Meeting date through the appointment or election date and (ii) the denominator of which is 365. d. Annual Awards. An Eligible Director who is serving on the Board as of the date of the Annual Meeting each calendar year beginning with calendar year 2024 shall be granted a Restricted Stock Unit award with a value of $200,000 (an “Annual Award” and together with the June 2023 Awards and the Initial Equity Awards, the “Director Equity Awards”). The number of Restricted Stock Units subject to an Annual Award will be determined by dividing the value by the closing price for the Company’s Class A common stock on the applicable grant date. Each Annual Award shall vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next Annual Meeting following the grant date, subject to continued service through the applicable vesting date. e. Annual Awards for Chairperson. The Chairperson who is not an Eligible Director who is serving on the Board as of the date of the Annual Meeting each calendar year beginning with calendar year 2024 shall be granted a Restricted Stock Unit award with a value of $250,000. The number of Restricted Stock Units will be determined by dividing the value by the closing price for the Company’s Class A common stock on the applicable grant date. The award will vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next Annual Meeting following the grant date, subject to continued service through the applicable vesting date. f. Accelerated Vesting Events. Notwithstanding the foregoing, an Eligible Director’s Director Equity Award(s) shall vest in full immediately prior to the occurrence of a Change in Control to the extent outstanding at such time. 3.Compensation Limits. Notwithstanding anything to the contrary in this Program, all compensation payable under this Program will be subject to any limits on the maximum amount of non-employee Director compensation set forth in the Equity Plan, as in effect from time to time. 4 .Equity Compensation. The Chairperson of Board who is not an Eligible Director shall Amended April 8 , 2026 *****

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